SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                  Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported):  December 1, 2001

                         Commission File No.: 000-32999



                             LeBlanc Petroleum, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                      86-1031851
---------------------------------             -------------------------------
(State or other jurisdiction of            (IRS Employer Identification No.)
incorporation or organization)


                  5527 East Camelback, Phoenix, Arizona  85018
             -----------------------------------------------------
                    (Address of principal executive offices)


                                 (602)522-8649
                            ------------------------
                            (Issuer telephone number)


                                    JBO, Inc.
                   -------------------------------------------
                   (Former name, if changed since last report)

                 4213 North Tabor Street, Mesa, Arizona  82515
          ------------------------------------------------------------
                 (Former address, if changed since last report)



Item 1.     Changes in Control of Registrant.

       On December 1, 2001, JBO, Inc. (the "Company" or "Registrant") entered into a Plan of Merger with LeBlanc Petroleum, Incorporated("LeBlanc"), a private Arizona corporation, providing that the Company issue one share of its common stock for each share owned by the shareholders of LeBlanc. No
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shareholders of LeBlanc exercised their right to dissent to the merger, therefore, all of the 9,000,000 issued and outstanding shares of LeBlanc were acquired by the Company. On December 1, 2001, the Company redeemed 2,250,000 shares of its common stock from William D. O Neal and 2,250,000 shares of its common stock from Stephen F. Burg. As a result, there were 9,500,000 shares of the Company s common stock issued and outstanding following the merger with the shareholders of LeBlanc owning, on a pro rata basis, approximately 94.74% of those shares and the original shareholders of the Company owning, on a pro rata basis, approximately 5.26% of the shares.

After taking into consideration the 9,000,000 shares issued to acquire shares of LeBlanc and the redemption of 4,500,000 shares formerly outstanding shares, shareholders who presently beneficially own 5% or more of the voting stock of the Company are:

Gordon M. LeBlanc, Jr.         2,850,000     Shares (30.0%)

Marilyn K. LeBlanc             1,600,000     Shares (16.8%)

Annie B. Malone                  750,000     Shares ( 7.9%)

G. Maurice LeBlanc III           600,000     Shares ( 6.3%)

Katie O. LeBlanc                 600,000     Shares ( 6.3%)

Annie L. LeBlanc                 600,000     Shares ( 6.3%)

Pursuant to the Plan of Merger, the officers and directors of the Company were immediately replaced by the respective officers and directors of LeBlanc who will serve until the next annual meeting of the shareholders.

Item 2.  Acquisition of Assets.

On December 1, 2001, the Company agreed to the merger of LeBlanc with and into the Company, by agreeing to acquire from the shareholders of LeBlanc up to 9,000,000 shares of the issued and outstanding stock of LeBlanc by issuing one share of the Company s common stock for each share of LeBlanc acquired.
LeBlanc presently owns working interests in five producing gas wells in the Dixie Gas Field of Caddo Parish, Louisiana and intends to expand its operations through an oil and natural gas exploration and development program with initial projects in the San Juan Basin of New Mexico. The terms of the merger, including the one-for-one exchange of shares between the Company and LeBlanc, took into account the existing assets and expertise of LeBlanc s management and were the result of arms -length negotiations between the Company and the principal shareholders of LeBlanc.


Item 5.          Other Events.

     The Company s Articles of Incorporation were amended on December 3, 2001, to change the Company s name to LeBlanc Petroleum Incorporated.

Item 7.     Financial Statements and Exhibits.

      (c) Exhibits: The exhibits listed below are attached and filed as part of this report:

 Exhibits                    Description
 --------                    -----------
2.1                          Articles of Merger
2.2                          Exhibit A to Articles of Merger:  Plan of Merger
2.3                          Amendment to Articles of Incorporation


                             Letter Requesting Extension of Time to File
                      Financial Statements



                                   Signatures
                                   ----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                            LeBlanc Petroleum, Inc.

                                      By:   Gordon M. LeBlanc,Jr.
                                            ---------------------------------
                                            Gordon M. LeBlanc, Jr., President
                                            January 11, 2002

EXHIBIT 2.1
                               ARTICLES OF MERGER
                      of LEBLANC PETROLEUM, INCORPORATED.
                             An Arizona Corporation
                        (the "Disappearing Corporation")

                                      Into

                                   JBO, INC.
                              A Nevada Corporation
                         (the "Surviving Corporation")

Pursuant to A.R.S. Section 10-1105 and N.R.S. 92A.190, the undersigned corporations, by and through the undersigned officers, hereby set forth the following Articles of Merger:

1. Filed simultaneously with these Articles of Merger is the Plan of Merger (set forth on Exhibit A attached hereto and incorporated herein by this reference), which has been adopted by LEBLANC PETROLEUM, INCORPORATED, an Arizona corporation (the Disappearing Corporation) and JBO, INC., a Nevada corporation (the Surviving Corporation).



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2. The Surviving Corporation is not authorized to transact business in Arizona, and hereby appoints the Arizona Corporation Commission as its agent for service of process in Arizona in any proceeding to enforce any obligation or to enforce the rights of dissenting shareholders of the Arizona corporation which is a party to the merger, and agrees to promptly pay any dissenting shareholder of the Disappearing Corporation the amount to which the shareholder is entitled pursuant to Arizona law.

3. The Plan of Merger does not contain any amendments to the Articles of Incorporation of the Surviving Corporation.

4. The address of the known place of business of the Surviving Corporation is 5527 East Camelback Road, Phoenix, Arizona 85018.

5. The name and address of the statutory agent of the Surviving Corporation is Ralph Kinkade, 1233 Spartan Avenue, Carson City, Nevada 89701.

6. All 9,000,000 issued and outstanding shares of common stock of the Disappearing Corporation held by its shareholders voted for the Plan of Merger. All 5,000,000 issued and outstanding shares of common stock of the Surviving Corporation held by its shareholders voted for the Plan of Merger.

7. The merger is permitted under the laws of the respective states in which the corporations are incorporated and each corporation has complied with such laws in effecting the merger.

8.  The Effective Date of the merger shall be December 1, 2001.

       IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of this 1st day of December, 2001.

"Surviving Corporation"

JBO, Inc., a Nevada corporation

By:      William D. O Neal
         ----------------------------
         William D. O Neal, President

By:      Stephen F. Burg
         ----------------------------
         Stephen F. Burg, Secretary


STATE OF ARIZONA     }
                     } ss.:
County of Maricopa   }

On this, the 1st day of December, 2001 before me, the undersigned Notary Public, personally appeared William D. O Neal, the President, and Stephen F. Burg, the Secretary, respectively, of JBO, Inc., a Nevada corporation, and acknowledged to me that they, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by themselves as such officers.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                      Lynn Marzonie
                                      ---------------------------
                                      Lynn Marzonie, Notary Public
                                      My Commission Expires: April 26, 2003

"Disappearing Corporation"

LeBlanc Petroleum, Incorporated, an Arizona corporation



By:    Gordon M. LeBlanc, Jr. CEO
       --------------------------
       Gordon M. LeBlanc, Jr. CEO


By:    Marilyn K. LeBlanc
       -----------------------------
       Marilyn K. LeBlanc, Secretary





STATE OF ARIZONA     }
                     } ss.:
County of Maricopa   }

On this, the 1st day of December, 2001, before me, the undersigned Notary Public, personally appeared Gordon M. LeBlanc, Jr., the CEO, and Marilyn K. LeBlanc, the Secretary, respectively, of LeBlanc Petroleum, Incorporated., an Arizona corporation, and acknowledged to me that they, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by themselves as such officers.

       IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                                   Lynn Marzonie
                                      ---------------------------
                                      Lynn Marzonie, Notary Public
                                      My Commission Expires: April 26, 2003


EXHIBIT 2.2
EXHIBIT A
                                  PLAN OF MERGER

Pursuant to A.R.S. Section 10-1101 and N.R.S. Chapter. 92A, as of December 1, 2001, LeBlanc Petroleum, Incorporated., an Arizona Corporation (the "Disappearing Corporation") and JBO, Inc., a Nevada Corporation (the "Surviving Corporation") adopted a Plan of Merger as set forth below:

1. On the Effective Date set forth in the Articles of Merger, the Disappearing Corporation shall be merged into the Surviving Corporation and the Disappearing Corporation's separate existence shall cease. The Surviving Corporation shall continue its corporate existence under the laws of the State of Nevada and shall continue to operate under the same name, and the Surviving Corporation shall possess all the rights, privileges, immunities and franchises, of a public as well as private nature, of each of the parties to the merger; and all property, real, personal or mixed, and all debts due on whatever account, including subscriptions for shares, and all other choses in action, and all and every other interest of or belongs to or due to each of the parties to the merger shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in either party to the merger shall not revert or be in any way impaired by reason of such merger; and Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each party to the merger, and any claim existing or action or proceeding pending by or against either corporation may be prosecuted as if such merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either party shall be impaired by the merger.

2. On or before the Effective Date, the Articles of Merger shall be filed with the Arizona Corporation Commission and the Nevada Secretary of State, in the form and manner required by the Arizona Revised Statutes and Nevada Revised Statutes. The Articles of Merger shall be published thereafter in accordance with applicable law, and any required affidavit of publication shall be filed in the manner and within the time period provided by applicable law.

3. After the Effective Date, the parties shall give effect to the merger as though the merger had taken place on the Effective Date, to the extent permitted by law and not inconsistent with the specific terms of the plan of merger.

4. The Articles of Incorporation of the Surviving Corporation, as in effect immediately prior to the Effective Date shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by law

5. The Bylaws of the Surviving Corporation, as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by law.


6. Upon the Effective Date, William D. O Neal and Stephen F. Burg shall resign as directors, and the directors of the Disappearing Corporation immediately prior to the Effective Date shall serve as the directors of the Surviving Corporation; to serve until the next annual meeting of the shareholders of the Surviving Corporation. Upon the Effective Date, William D. O Neal and Stephen
F. Burg shall resign their respective officer positions of the Surviving Corporation, and the officers of the Disappearing Corporation immediately prior to the Effective Date shall be the officers of the Surviving Corporation immediately after the Effective Date.

7. The manner of converting or exchanging the shares of each of the parties to the merger shall be as follows:

       (a) Each share of the Surviving Corporation common stock issued and outstanding at the Effective Date shall by virtue of the merger, without any action on the part of the holder thereof, shall remain one share of common stock of the Surviving Corporation.

       (b) Each share of the Disappearing Corporation common stock issued and outstanding at the Effective Date shall by virtue of the merger, without action on the part of the holder thereof, be cancelled and automatically converted into one share of common stock of the Surviving Corporation.

8. This Plan of Merger shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

9. This Plan of Merger shall be construed and interpreted in accordance with the laws of the State of Nevada.

          IN WITNESS WHEREOF, this Plan of Merger has been executed by the duly authorized officers of LeBlanc Petroleum, Incorporated and JBO, Inc. as of the 1st day of December, 2001, pursuant to the authority of the shareholders of both corporations.


                                   "SURVIVING CORPORATION"

                                   JBO, INC., a Nevada corporation


                                   By:  William D. O Neal
                                        -----------------
                                        William D. O Neal, President


                                   "DISAPPEARING CORPORATION"


                                    LEBLANC PETROLEUM, INCORPORATED,
                                    an Arizona corporation


                                By: Gordon M. LeBlanc, Jr.
                                    --------------------------
                                    Gordon M. LeBlanc, Jr., CEO,


EXHIBIT 2.3
                    AMENDMENT TO ARTICLES OF INCORPORATION OF
                                    JBO, INC.
                               A Nevada Corporation
                          (the "Surviving Corporation")

Pursuant to the provisions of Title 7, Chapter 78 of the Nevada Revised Statues, the undersigned officers do hereby certify:

1. The name of the corporation is JBO, INC. (the "Corporation").

2. The name of the Corporation is hereby amended to LEBLANC PETROLEUM, INCORPORATED.

3. The aggregate number of shares the Corporation shall have authority to issue is increased from 10,000,000 shares of common stock to 25,000,000 shares of common stock with a par value of 0.001.

4. The amendment does not provide for an exchange, reclassification or cancellation of issued shares.

5. The amendment was adopted the 3rd day of December 2001.

6. The board of directors with shareholder approval adopted the amendment.


DATED as of this 3rd day of December, 2001

     JBO, INC., a Nevada corporation


By:  Gordon M. LeBlanc, Jr.
     ------------------------
     Gordon M. LeBlanc, Jr.
     Its: CEO/President


By:  Marilyn K. LeBlanc
     ------------------

     Marilyn K. LeBlanc
     Its: Secretary



STATE OF ARIZONA   )
                   ) ss.
County of Maricopa )

On December 4th, 2001, personally appeared before me, a Notary Public, for the State and County aforesaid, Gordon M. LeBlanc, Jr., and Marilyn K. LeBlanc, CEO/President and Secretary of JBO, Inc., respectively,who acknowledged that they executed the above instrument.

                                         Marian B. Creel
                                         ---------------
                                         Notary Public
                                         My Commission Expires: March 24, 2003

                         MEYERS, TABER & MEYERS, P.C.
                                ATTORNEYS AT LAW
                       2415 E. CAMELBACK ROAD, SUITE 900
                             PHOENIX, ARIZONA 85016
                            TELEPHONE (602) 468-8900
                            FACSIMILE (602) 468-8910
                              www.MEYERSTABER.COM


                                 January 11, 2002


Division of Corporate Finance
Securities and Exchange Commission
Washington, D.C.  20549

     Re:     LeBlanc Petroleum, Inc.
             File No. 000-3299

Dear Madam or Sir:

The undersigned represents LeBlanc Petroleum, Inc. I hereby request on their behalf, an extension of time to file certain financial statements in connection with a merger as recited in the Form 8-K filed with the Commission as of this date.

The financial statements filed therewith are not audited because neither we nor our accountants have yet been able to verify all accounts as reflected on the books of the acquired corporation. Audited financial statements of LeBlanc Petroleum Incorporated and pro forma combined financial statements of the merged entities will be filed as soon as practicable after the necessary information is verifiable.

                               Very truly yours,

                               William D. ONeal
                               ----------------
                               William D. ONeal

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